UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): August 10, 2009

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization	001-16265 (Commission File #)	36-4197337 (IRS Employer Identification No.)

1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410

(Address of principal executive offices)

(847) 437-1666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Lime Energy Co. (the “Company”) reported the sale (the “Sale”) by the Company of certain assets of its subsidiary Maximum Performance Group, Inc. (“MPG”) on Form 8-K filed on August 12, 2009 with an earliest event reported date of August 10, 2009 (the “Original 8-K”), as amended on Form 8-K/A filed on August 21, 2009 (the “First Amendment”).  This amendment replaces the pro forma financial information set forth in Exhibit 99.1 to the First Amendment with the pro forma financial information set forth in Exhibit 99.1 hereto in order to conform the pro forma presentation of the Sale herein with the Company’s pro forma presentation of the Sale in other filings.  Pro forma condensed combined statements of operations for the year ended December 31, 2008 and for the six months ended June 30, 2009 have not been presented in Exhibit 99.1 as financial statements reflecting the disposition as a discontinued operation were filed in our S-1 on August 12, 2009 (File No. 333-161296).  Except as disclosed in this Form 8-K/A, the Company has not otherwise modified disclosures presented in the Original 8-K and the First Amendment.  This Form 8-K/A should be read in conjunction with the Original 8-K and the First Amendment.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1                           Unaudited pro forma condensed combined balance sheet as of June 30, 2009, including notes.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements that are based on current expectations, estimates, forecasts and projections about us, our future performance, our business, our beliefs and our management’s assumptions.  All statements other than statements of historical facts are forward-looking statements, including any statements of the plans and objectives of management for future operations, any projections of revenue earnings or other financial items, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing.  Some of these forward-looking statements may be identified by the use of words in the statements such as “anticipate,” “estimate,” “could,” “expect,” “project,” “intend,” “plan,” “believe,” “seek,” “should,” “may,” “will,” “assume,” “continue,” or variations of such words and similar expressions.  These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict.  We caution you that our performance and results could differ materially from what is expressed, implied, or forecast by our forward-looking statements due to general financial, economic, regulatory and political conditions affecting the energy efficiency industry as well as more specific risks and uncertainties.  Future operating results, our financial condition and the Company’s stock price may be affected by a number of factors.  Factors that could cause or contribute to such differences include, but are not limited to, (i) our limited operating history under our current business model in a rapidly evolving market and our history of operating losses; (ii) the current economic downturn; (iii) competition; (iv) our ability to obtain surety bonds; (v) our dependence on our senior managers; and (vi) other risks described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings filed with the Securities and Exchange Commission.  Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect.  Therefore, you should not rely on any such forward-looking statements.  Furthermore, we do not intend (and we are not obligated) to update publicly any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: August 28, 2009	By:	/s/ Jeffrey R. Mistarz
Jeffrey R. Mistarz
Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined balance sheet as of June 30, 2009, including notes.